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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported):  April 28, 2006


                         GS Mortgage Securities Corp.
   (as depositor for the GSAA Home Equity Trust 2006-6 formed pursuant to a
    Master Servicing and Trust Agreement, relating to the GSAA Home Equity
            Trust 2006-6, Asset-Backed Certificates, Series 2006-6)
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-127620             13-3387389
-----------------------------  -------------------------- ---------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
     of Incorporation)                                      Identification No.)


         85 Broad Street, New York, New York                    10004
--------------------------------------------------------- ---------------------
       (Address of Principal Executive Offices)               (Zip Code)



                                (212) 902-1000
            ------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


===============================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

         On April 28, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company, JPMorgan Chase Bank, National Association, Wells Fargo, National Bank Association and U.S. Bank National Association, as custodians, JPMorgan Chase Bank, National Association, as master servicer and securities administrator and U.S. Bank National Association, as trustee of GSAA Home Equity Trust 2006-6, Asset-Backed Certificates, Series 2006-6 (the "Certificates"), issued in nineteen classes. The Class AV-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AF-7, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of April 1, 2006 of $464,545,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of April 26, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

         On April 28, 2006, the Company entered into an Assignment Agreement (the "AHM Step 1 Assignment Agreement") dated as of April 28, 2006, among American Home Mortgage Servicing. ("AHM"), the Company and GSMC. The AHM Step 1 Assignment Agreement is annexed hereto as Exhibit 99.2.

         On April 28, 2006, the Company, as depositor entered into an Assignment Agreement (the "AHM Step 2 Assignment Agreement") dated as of April 28, 2006, among the Company, American Home Mortgage Servicing and JPMorgan Chase Bank, National Association. The AHM Step 2 Assignment Agreement is annexed hereto as Exhibit 99.3.

         On April 28, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of April 28, 2006, among Avelo Mortgage LLC ("Avelo"), the Company and GSMC. The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.4.

         On April 28, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of April 28, 2006, among the Company, Avelo Mortgage LLC and JPMorgan Chase Bank, National Association. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.5.

         On April 28, 2006, the Company entered into an Assignment Agreement (the "Wells Step 1 Assignment Agreement") dated as of April 28, 2006, among Wells Fargo Bank, National Association, the Company and GSMC. The Wells Step 1 Assignment Agreement is annexed hereto as Exhibit 99.6.

         On April 28, 2006, the Company, as depositor entered into an Assignment Agreement (the "Wells Step 2 Assignment Agreement") dated as of April 28, 2006, among the Company,

Wells Fargo Bank, National Association and JPMorgan Chase Bank, National Association. The Wells Step 2 Assignment Agreement is annexed hereto as
Exhibit 99.7.

         On April 28, 2006, the Company entered into an Assignment Agreement (the "CHLS/Conduit Step 1 Assignment Agreement") dated as of April 28, 2006, among Countrywide Servicing, the Company and GSMC. The CHLS/Conduit Step 1 Assignment Agreement is annexed hereto as Exhibit 99.8.

         On April 28, 2006, the Company entered into an Assignment Agreement (the "CHLS/Conduit Step 2 Assignment Agreement") dated as of April 28, 2006, among the Company, Countrywide Servicing, U.S. Bank National Association and JPMorgan Chase Bank, National Association. The CHLS/Conduit Step 2 Assignment Agreement is annexed hereto as Exhibit 99.9.

                  Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c) Exhibits:

Exhibit 99.1 Master Servicing and Trust Agreement, dated as of April 1, 2006, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee and custodian, Deutsche Bank National Trust Company, and Wells Fargo, National Bank Association as custodians, JPMorgan Chase Bank, National Association, as master servicer, securities administrator and custodian.

Exhibit 99.2 AHM Step 1 Assignment Agreement, dated as of April 28, 2006, among American Home Mortgage Servicing, GSMC and the Company.

Exhibit 99.3 AHM Step 2 Assignment Agreement, dated as of April 28, 2006, among the Company, American Home Mortgage Servicing, U.S. Bank National Association and JPMorgan Chase Bank, National Association.

Exhibit 99.4 Avelo Step 1 Assignment Agreement, dated as of April 28, 2006, among Avelo, GSMC and the Company.

Exhibit 99.5 Avelo Step 2 Assignment Agreement, dated as of April 28, 2006, among the Company, Avelo Mortgage LLC and JPMorgan Chase Bank, National Association.

Exhibit 99.6 Wells Step 1 Assignment Agreement, dated as of April 28, 2006, among Wells, GSMC and the Company.

Exhibit 99.7 Wells Step 2 Assignment Agreement, dated as of April 28, 2006, among the Company, Wells Fargo Bank National Association and JPMorgan Chase Bank, National Association.

Exhibit 99.8 CHLS/Conduit Step 1 Assignment Agreement, dated as of April 28, 2006, among CHLS/Conduit, GSMC and the Company.

Exhibit 99.9 CHLS/Conduit Step 2 Assignment Agreement, dated as of April 28, 2006, among the Company, Countrywide Home Loans Servicing, U.S. Bank National Association and JPMorgan Chase Bank, National Association.

SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   May 12, 2006


                                        GS MORTGAGE SECURITIES CORP.



                                        By:  /s/ Michelle Gill
                                             --------------------------
                                             Name:  Michelle Gill
                                             Title: Vice President


                                 Exhibit Index
                                 -------------

Exhibit Index
-------------

Item 601(a) of                 Description                                         Paper (P) or Electronic (E)
--------------                 -----------                                         ---------------------------
Regulation S-K
--------------
          99.1            Master Servicing and Trust Agreement, dated as of                     E
                          April  1, 2006, among GS Mortgage Securities Corp.,
                          as depositor, U.S. Bank National Association, as
                          trustee and custodian, Deutsche Bank National Trust
                          Company, and Wells Fargo, National Bank Association
                          as custodians, JPMorgan Chase Bank, National
                          Association, as master servicer, securities
                          administrator and custodian.

          99.2            Swap Agreement, dated as of April 28, 2006,                           E
                          between GSAA Home Equity Trust 2006-6 and
                          Goldman Sachs Mitsui Marine Derivative Products,
                          L.P., with Schedule and Confirmation thereto.

          99.3            AHM Step 1 Assignment Agreement, dated as of                          E
                          April 28, 2006, among American Home Mortgage
                          Servicing, GSMC and the Company

          99.4            AHM Step 2 Assignment Agreement, dated as of                          E
                          April 28, 2006, among the Company, American
                          Home Mortgage Servicing, U.S. Bank National
                          Association and JPMorgan Chase Bank, National
                          Association.

          99.5            Avelo Step 1 Assignment Agreement, dated as of                        E
                          April 28, 2006, among Avelo, GSMC and the Company.

          99.6            Avelo Step 2 Assignment Agreement, dated as of                        E
                          April 28, 2006, among the Company, Avelo
                          Mortgage LLC and JPMorgan Chase Bank, National
                          Association.

          99.7            Wells Step 1 Assignment Agreement, dated as of                        E
                          among Wells, GSMC and the Company.

          99.8            Wells Step 2 Assignment Agreement, dated as of                        E
                          April 28, 2006, among the Company, Wells Fargo.
                          Bank National  Association and JPMorgan Chase
                          Bank, National Association.



          99.9            CHLS/Conduit Step 1 Assignment Agreement, dated                       E
                          as of April 28, 2006, among CHLS/Conduit, GSMC
                          and the Company.

         99.10            CHLS/Conduit Step 2 Assignment Agreement, dated                       E
                          as of April 28, 2006, among the Company,
                          Countrywide Home Loans Servicing, U.S. Bank
                          National Association and JPMorgan Chase Bank,
                          National Association.